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                                            PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                   Exhibit 10.7A

                    Second Amendment to the License Agreement

                   dated as of October 1, 1995, by and between

              the Registrant and Planet Hollywood (Asia) Pte. Ltd.

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                             SECOND AMENDMENT TO THE

                                LICENSE AGREEMENT

      THIS SECOND AMENDMENT TO THE LICENSE AGREEMENT (the "Amended Agreement"), is made and entered into as of the 1st day of October, 1995, by and between PLANET HOLLYWOOD INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware, 7380 Sand Lake Road, Suite 600, Orlando, Florida 32819 (hereinafter referred to as "LICENSOR") and PLANET HOLLYWOOD (ASIA) PTE, LTD., 50 Cuscaden Road, #08-01, HPL House, Singapore 1024, a corporation organized under the laws of the country of Singapore (hereinafter referred to as "LICENSEE").

                              W I T N E S S E T H:

      WHEREAS, LICENSEE entered into a License Agreement dated as of December 4, 1992 with Planet Hollywood, Inc., a Delaware corporation and LICENSOR's predecessor-in-interest by way of statutory merger ("PHI"), pursuant to which PHI accorded LICENSEE the right to use, sublicense or franchise the PLANET HOLLYWOOD name and INTELLECTUAL PROPERTY RIGHTS to develop Planet Hollywood restaurants in certain territories (the "License Agreement");

      WHEREAS, LICENSOR succeeded to PHI's rights, duties and obligations under the License Agreement pursuant to a reorganization which occurred effective as of January 1, 1995;

      WHEREAS, in connection with an agreement between LICENSOR, LICENSEE and PLANET HOLLYWOOD HOLDINGS PTE. LTD. dated of even date

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herewith, LICENSOR and LICENSEE mutually desire to amend said License Agreement effective as of the date hereof;

      NOW, THEREFORE, for and in consideration of the premises and of the mutual promises and conditions herein contained, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

      1. All terms not herein defined shall have the meanings ascribed to them in the License Agreement.

      2. Section 2(b) of the License Agreement, regarding the Territories licensed to LICENSEE, shall be amended and restated by deleting the existing paragraph in full and replacing it with the following:

            "(b) The "Territories" shall mean the following countries or cities:
      Thailand; Malaysia; The Philippines; Korea; Singapore; Taiwan; South Africa; Hong Kong; Indonesia; China; Australia; India; United Arab Emirates; Egypt; Saudi Arabia; Vietnam; Guam and Aukland, New Zealand."

      3. This Amended Agreement shall supersede and control over the License Agreement to the extent of any conflict therewith. Except as otherwise set forth in this Amended Agreement, all of the remaining provisions of the License Agreement shall remain in full force and effect and are hereby ratified and approved.

      IN WITNESS WHEREOF, the parties have executed this Amended Agreement as of the day and year first above written.


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                                    PLANET HOLLYWOOD INTERNATIONAL,
                                    INC., a Delaware corporation


                                    By:
                                         ------------------------------
                                    Name:
                                         ------------------------------
                                    Its:
                                         ------------------------------

                                    PLANET HOLLYWOOD (ASIA) PTE, LTD, a
                                    Singapore corporation


                                    By:
                                         ------------------------------
                                    Name:
                                         ------------------------------
                                    Its:
                                         ------------------------------


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